UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2004

McMoRan Exploration Co.

           Delaware

               001-07791

                          72-1424200

       (State or other

            (Commission

                        (IRS Employer

        jurisdiction of

            File Number)

                         Identification

        incorporation)

                             Number)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McMoRan Exploration Co. issued three separate press releases dated September 23, 2004.  The first press release was issued updating its six wells currently in progress under its Gulf of Mexico exploration program and reporting an update of its Main Pass Energy HubTM activities (see exhibit 99.1).  The second press release announced the commencement of an equity offering (see exhibit 99.2).  The final press release announced the offering of $75 million of convertible notes (see exhibit 99.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  September 23, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1	Press release dated September 23, 2004, titled “McMoRan Exploration Co. Updates Gulf of Mexico Drilling and Main Pass Energy HubTM Activities.”

99.2	Press release dated September 23, 2004, titled “McMoRan Exploration Co. Announces Equity Offering.”

99.3	Press release dated September 23, 2004, titled “McMoRan Exploration Co. Announces Offering of $75 Million of Convertible Notes.”